EXHIBIT 99.2


                               SEVERANCE AGREEMENT
                            AND RELEASE OF ALL CLAIMS
                            -------------------------

     This Severance Agreement and Release of All Claims (hereinafter referred to as "the Agreement") is made and entered into by and between Bruce Shimano (hereinafter sometimes referred to as "employee"), and Adept Technology, Inc. (hereinafter referred to as "Adept").

                              W I T N E S S E T H:

     WHEREAS, Employee has worked for Adept as Vice President of Research and Development; and

     WHEREAS, Adept, at its sole discretion, and is its right to do so, terminated Employee's employment effective December 5, 2003. Employee hereby consents, and does not challenge said termination; and

     WHEREAS, Employee does not have pending against Adept or any present or former employee, agent, officer, director, representative, or supervisor of Adept (hereinafter all referred to as "Releasees") any claim, charge, or action in or with any federal, state, or local court or administrative agency; and Adept does not have pending against Employee any claim, charge, or action in other with any federal, state, or local court or administrative agency; and

     WHEREAS, Employee and Adept desire to allow Employee to wrap up Employee's employment in an orderly fashion and to settle all differences between them;

     NOW, THEREFORE, in consideration of the covenants and promises herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, and to avoid unnecessary litigation, it is hereby agreed by and between the parties as follows:

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     FIRST:  This  Agreement and  compliance  with this  Agreement  shall not be construed as an admission by Adept or by any Releasees or by Employee of any liability whatsoever, or as an admission by Adept or by any Releasees of any violation of the rights of Employee or any person, or a violation of any order, law, statute, duty, or contract whatsoever with respect to Employee or any person. Adept specifically disclaims any liability to Employee or any other person for any alleged violation of the rights of employee or any person, or for any alleged violation of any order, law, statute, regulation, duty, or contract.

     SECOND: (a) Employee understands and agrees that he has not executed this Agreement without first having the right to consider it for a full twenty-one
(21) days from receipt of this Agreement and that he did not execute this Agreement without first being advised in writing to consult with an attorney regarding this Agreement. Employee has indeed consulted with an attorney of his choice.

     (b) Within fourteen (14) days after Employee delivers to Adept a fully signed original copy of this Agreement, Adept will begin to pay to Employee a total gross amount of $114,000.00 less appropriate withholdings equaling six months of Employee's current annual salary. This amount shall be paid in thirteen equal installments on an every two week basis beginning on the tenth day after the Employee signs and returns this Agreement to Adept and continuing on an every two week basis thereafter until employee has been paid a total amount of $114,000.00. Should Adept fail to make a payment under this Agreement, this shall be considered a material breach of said Agreement. If Adept fails to make a payment under this Agreement within fourteen days of its due date, this shall be considered a "failure to make payment." In addition, Adept shall:

                    (i) Pay for Employee's current medical, dental and vision health benefits at their current levels through February 2004. After expiration of this period Employee shall be entitled to continue medical and other benefits at his own costs under the terms provided by COBRA;

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                    (ii) Extend the  expiration  date of all  options  currently held by employee to November 4, 2004.

                    (iii) Immediately accelerate the vesting on all options as to which was originally scheduled to vest through November 4, 2004. This will include the full vesting with respect to the 150,000 shares granted on November 4, 2003 which was originally scheduled to be fully vested as of November 4, 2004.

                    (iv) Shall name Employee as an insured on its Officers and Directors liability policy for a period of three years following the execution of this agreement.

                    (v) Allow Employee to keep his computer that was provided to him by Adept during his employment, including all installed software and accessories, to the extent that they do not contain proprietary and confidential trade secrets of Adept. Such confidential and proprietary information shall either be returned to Adept and deleted and destroyed from the computer. Moreover, Employee agrees that he shall destroy or return any and all copies or replicas of such confidential and proprietary information. With the exception of such confidential and proprietary information, this computer shall become the property of Employee upon the execution of this Agreement.

     Employee agrees that the foregoing monies and other consideration shall constitute the entire amount of monetary and other consideration provided to him under this Agreement and that he will not seek any further compensation or consideration for any other claimed damages, costs, or attorneys' fees in connection with the matters encompassed in this Agreement, or with any matters arising from his employment with Adept or any other Releasee, or under any other agreements Employee has or claims to have with any of the foregoing.

                    (vi) Adept will pay Wilson Sonsini Goodrich & Rosatti attorneys fees for the purpose of advising Employee on this separation agreement an amount not to exceed $5,000.

                    (c) Adept shall issue the requisite forms and reports to the Internal Revenue Service and the California state government to reflect the payments made under this Agreement.

                    (d) Employee agrees to pay all federal and/or state taxes, if any, which are required by law to be paid by him as a result of his receipt of the proceeds paid to him pursuant to this Agreement and also acknowledges and agrees that neither Adept nor any Releasee has made any representation to him regarding the tax consequences of any amounts received by him pursuant to this Agreement. Employee further agrees to indemnify and hold Adept and all Releasees harmless from any claims, demands, deficiencies, levies, assessments, executions, judgments or recoveries by any governmental entity against Adept, or any of the foregoing persons or entities, for any amounts claimed due on account of the Agreement or pursuant to claims made under any federal or state tax laws, and any costs, expenses or damages sustained by Adept by reason of any such claims, including any amounts paid by Adept, or any Releasee as taxes, attorneys' fees, deficiencies, levies, assessments, fines, penalties, interest or otherwise.

                    (e) Employee agrees that he will not either directly or indirectly:

                         (1) disclose,  reveal,  or furnish to any other person,
firm, agency, corporation, client, business, or enterprise, any confidential information acquired during his employment with Adept;

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                         (2)  individually  or  jointly  with any other  person,
firm, agency, corporation, client, business, or enterprise, employ or cause to be employed, any confidential information;


                         (3)  publish,  deliver,  or commit to be  published  or
delivered any copies, computer data, computer programs, source code, abstracts, or summaries of any files, records, documents, plans, lists, and similar items related to the business of Adept, whether prepared by him or otherwise coming into Employee's possession.

     Confidential information includes, but is not limited to, information regarding Adept's customers, contracts, vendors, employees and any information which Employee obtained in the course of his duties on behalf of Adept relating to the business of Adept and/or any Releasee which is not generally known to the public.

                    (f) Employee agrees that for a period of twelve (12) months immediately following the termination of his employment with Adept, he will not initiate contact, telephone, approach nor will he ask, request, or solicit anyone to do so on his behalf, any current employee of Adept or of any Releasee regarding employment inducing them to leave Adept's employment or to become employed with a competitor of Adept.

                    (g) Employee acknowledges and agrees that, as of the date he executes this Agreement, he has been fully paid all amounts, if any, due him under federal and state law, Adept's policies and procedures, and/or any prior agreement with Adept.

                    (h) Employee agrees to return and/or destroy any and all Company property including documents, products, blue prints, plans, or any other proprietary information, including any source code or product plans, specifications, or prototypes for Adept products, processes, or other intellectual property, with the exception of those items specified herein, which shall become Employee's property. Employee agrees that he shall also return and/or destroy any and all copies or reproductions of any of Company property including documents, products, blue prints, plans, or any other proprietary information, including any source code or product plans, specifications, or prototypes for Adept products, processes, or other intellectual property. All said items will be returned to Adept by Employee and will be returned in good condition without having been copied or reproduced in any manner.

     THIRD: Employee represents that neither he nor anyone acting through or by him nor any spouse, heir, offspring, representative, agent, executor, assign, or successor (hereinafter referred to as "Releasors") has filed any complaints, claims, or actions against Adept or against any Releasee with any state, federal, or local agency or court arising out of and/or pertaining to Employee's employment and/or the cessation thereof and Employee agrees he will not do so at any time hereafter.

     FOURTH: The parties each agree to use their best efforts to maintain in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Settlement Information"). Each party agrees to take every reasonable precaution to prevent disclosure of any Settlement Information to third parties, and each agrees that there will be no publicity, directly or indirectly, concerning any Settlement Information. The parties agree to take every precaution to disclose Settlement Information only to those employees, officers, directors, attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Settlement Information. Employee expressly agrees that neither he nor any Releasor will surrender this Agreement, or disclose its contents to any party or person other than those specifically allowed in this paragraph except under the compulsion of a court order duly entered. Employee further agrees that neither he nor any Releasor will stipulate to the entry of such an order without the advance notice to, and the agreement of Adept, and that in the event any person moves to compel disclosure of this Agreement or its contents in any proceeding, he will provide Adept sufficient notice of such proceeding to allow it to intervene. It being specifically recognized that this is a compromise of potential disputed claims, the furnishing of the consideration for this Agreement shall not be deemed or construed as an admission of liability or responsibility at any time for any purpose, and neither this Agreement nor evidence of this Agreement shall be used or offered as evidence in any proceeding for any purpose whatsoever, except for purposes of enforcement and compliance as provided above. In the event that any inquiries are addressed to the parties or to any Releasors regarding this matter, or its resolution, it is agreed that the only reply shall be that the matter has been resolved, and that the parties are prohibited from further commenting upon it. The parties further agree that this Agreement may be pleaded as a full and complete defense to any subsequent action or other proceeding arising out of, or relating to, or having anything to do with any and all of the claims, counterclaims, contingents, issues, defenses, or other matters capable of being alleged by the parties. The parties further recognize and acknowledge that this confidentiality provision is a material term of this Agreement, and that its violation will constitute a material breach. Finally, the parties agree to act in good faith in both abiding by the terms this paragraph and in enforcing the terms of this paragraph.

     FIFTH: The parties hereby agree that all rights under section 1542 of the Civil Code of the State of California are hereby waived by them. Section 1542 provides as follows:

     A general release does not extend to claims which the creditor does not know or suspect to exist in her favor at the time of executing the release, which if known by him must have materially affected her settlement with the debtor.

     SIXTH: Notwithstanding the provisions of section 1542 of the Civil Code of the State of California, Employee and Releasors and Adept and Releasees hereby irrevocably and unconditionally release and forever discharge one another from any and all claims the other at any time heretofore had or claimed to have, or which they may have or claim to have regarding events that have occurred as of the date of this Agreement, including, without limitation, any and all claims related or in any manner incidental to Employee's employment with Adept or the cessation of that employment. It is expressly understood by Employee that among the various rights and claims being waived in this release are those currently existing under federal and state equal employment laws. Any actions or claims by the shareholders of Adept, whether brought on their own behalf or as a derivative action on behalf of the Company, against Adept, or Employee, in his capacity as an officer or executive of Adept or as an individual are not and cannot be waived or released through this Agreement.

     SEVENTH: Following the execution of this Agreement, it is agreed by the parties that they shall avoid and refrain from communicating any disparaging, derogatory, libelous, or scandalous statements to any third party regarding any party to this Agreement, or regarding any such person or entity's conduct in this matter.

     EIGHTH: Employee understands and agrees that he:

          A. Has been given the opportunity to consider this Agreement for a full twenty-one (21) days before executing it.

          B. Has carefully read and fully understands all of the provisions of this Agreement.

          C. Is, through this Agreement, releasing Adept and any and all Releasees from any and all claims he may have against Adept and/or any Releasee(s).

          D. Knowingly and voluntarily agrees to all of the terms set forth in this Agreement.

          E. Knowingly and voluntarily intends to be legally bound by the same.

          F. Is hereby advised in writing to consider the terms of this Agreement and consult with an attorney of his choice prior to executing this Agreement.

          G. Understands that rights or claims under all equal employment laws that may arise after the date this Agreement is executed are not waived.

     NINTH: The parties hereto represent and acknowledge that in executing this Agreement they do not rely and have not relied upon any representation or statement made by any of the parties or by any of the parties' agents, attorneys, or representatives with regard to the subject matter, basis, or effect of this Agreement or otherwise, others than those specifically stated in this written Agreement.

     TENTH: This Agreement shall be binding upon the parties hereto and upon their heirs, administrators, representatives, executors, successors, offspring, spouse, and assigns, and shall inure to the benefit of said parties and of said Releasees and Releasors and each of them and to their heirs, administrators, representatives, executors, successors, and assigns. Employee expressly warrants that he has not transferred to any person or entity any rights, causes of action, or claims released in this Agreement.

     ELEVENTH: Should any provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal, invalid, or unenforceable, the legality, validity, and enforceability of the remaining parts, terms, or provisions shall not be affected thereby, and said illegal, unenforceable, or invalid part, term, or provision shall be deemed not to be a part of this Agreement.

     TWELFTH: This Agreement shall be interpreted in accordance with the plain meaning of its terms and not strictly for or against any of the parties hereto.

     THIRTEENTH: Any controversy or any claim of any kind arising out of or relating to this Agreement, including but not limited to, any claim relating to its validity, interpretation, enforceability or breach, or any claims related to the breach of any state, federal, or local laws prohibiting any form of discrimination, which is not settled by agreement between the Parties, shall be settled by arbitration in accordance with the employment rules of the American Arbitration Association, supplemented by the California Rules of Discovery. The Parties agree that the arbitration will be a binding arbitration. It is further understood and agreed that if, at any time, a violation of any term of this Agreement is asserted by any party hereto, that party shall have the right to seek specific performance of that term and/or any other necessary and proper relief, including, but not limited to, damages, from an arbitrator, and the prevailing parties shall be entitled to recover its reasonable costs and attorneys' fees. The arbitrator shall be selected by mutual agreement of the parties.

     FOURTEENTH: The parties understand and agree that except as provided in paragraph FOURTEENTH this Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties further understand and agree that, in any arbitration arising under this Agreement, venue shall be in Pleasanton, California. Such proceedings shall occur at such time and place as the parties mutually agree.

     FIFTEENTH: The waiver by either party of any term, condition or provision of this Agreement shall not be construed as a waiver of any other or subsequent term, condition or provision.

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     SIXTEENTH:  This  Agreement  sets forth the entire  agreement  between  the parties hereto and fully supersedes any and all prior or contemporaneous agreements or understandings, written or oral, between the parties pertaining to the subject matter hereof. This Agreement, however, shall have no effect or impact on any obligation or duty owed by Employee to Adept, whether arising out of contract, common law, or some other means.

     SEVENTEENTH: This Agreement may not be altered, amended or modified, or otherwise changed in any respect whatsoever, except by a subsequent writing executed by authorized representatives of the parties.

Dated:  _1/31/04______        _/s/Bruce E. Shimano_____________________________

                              Bruce E. Shimano
                             (On His Behalf And On Behalf of Releasors)





Dated:  _1/30/04______        __/s/Sue Carlson Lim_____________________________
                              ADEPT TECHNOLOGY, INC.
                             (On Behalf of Adept Technology, Inc. and Releasees)